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                                                                  Exhibit 23.1.1


                              ARTHUR ANDERSEN LLP



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 27, 1995, included in CYTOGEN Corporation's Form 10-K for the year ended December 31, 1994 and to all references to our firm included in this Registration Statement.



Philadelphia, Pennsylvania      ARTHUR ANDERSEN LLP
September 12, 1995